TCW/DW Term Trust 2002
LETTER TO THE SHAREHOLDERS [] MARCH 31, 2002

Dear Shareholder:
For the six-month period ended March 31, 2002, the net asset value of TCW/DW Term Trust 2002 decreased from $10.79 to $10.70 per share. Based on this change, and including reinvestment of dividends totaling $0.24 per share, the Trust's total rate of return for the period was 1.34 percent. During the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) decreased from $10.55 to $10.53 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 2.09 percent.


Market Overview
According to TCW Investment Management Company (TCW), the Trust's adviser, bond-market volatility peaked in the fourth quarter of 2001 as interest rates plummeted on news of economic weakness and soared on reports of economic strength. The Federal Reserve Board lowered its target rate three times during the last three months of 2001, bringing the federal funds rate down to 1.75 percent, a 40-year low. The September terrorist attacks thwarted the economy's first attempts at recovery, but by early December many sectors appeared to be rebounding. Retail sales, industrial production and orders for durable goods, along with home sales and consumer confidence posted increases. U.S. Treasury yields began rising sharply during the first quarter of 2002 in anticipation of a shift in monetary policy. As expected, the central bank voted unanimously to leave its target short-term interest rate at 1.75 percent in late March, declaring that the risks to the economy were now evenly balanced between weakness and inflation. The Fed also stated that its monetary policy would remain accommodative for the time being, because the degree of strengthening in final demand was uncertain and continued to be a risk to the expansion.

Yields on short-term Treasuries declined over the past six months, while further out on the curve the yields rose. The yield on three-month Treasuries fell 58 basis points between the end of September 2001 and the end of March 2002, while the yield on the two-year Treasury posted an 88-basis-point increase. The mortgage sector was one of the best-performing areas in the fixed-income market over the past six months, due in part to its limited exposure to the credit problems that dampened returns in other fixed-income sectors. Mortgage prepayments have fallen substantially since the end of 2001 because of the increase in interest rates, and extension risk has only recently reemerged as a concern. These factors, in addition to the decline in market volatility and the presence of favorable technical factors, helped spreads between mortgages and Treasuries contract over the past three months.


The Portfolio
Approximately 51 percent of the Trust is invested in mortgage pass-through securities issued by agencies of the U.S. government or in AAA-rated collateralized mortgage obligations (CMOs) with durations,

TCW/DW Term Trust 2002
LETTER TO THE SHAREHOLDERS [] MARCH 31, 2002 continued

average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 12 percent is invested in inverse-floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 37 percent of the Trust is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role, as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity.


Looking Ahead
Many economists expect GDP to exceed 4 percent in the first quarter of 2002, and some predict that the Fed will begin raising rates as early as May or June. TCW believes that continued strength in productivity may provide some support to the Treasury market and allow the Federal Reserve to keep interest rates lower in the face of growth as a result of lessened concern about inflation. Nonetheless, the U.S. Treasury market will remain vulnerable to further selling as evidence of economic strength accumulates. TCW believes that the mortgage sector is positioned to perform well in the coming months. TCW expects demand to remain strong and looks for additional declines in volatility to continue narrowing the spread between mortgages and Treasuries. According to TCW, the mortgage sector continues to offer investors high levels of liquidity and credit quality. The Trust's investment strategy remains focused on certain types of CMOs and other well-structured securities as a means of reducing portfolio exposure to prepayment risk.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline over the term of the Trust and as the Trust approaches its termination on or about December 31, 2002.

On April 25, 2002, the Trust's Board of Trustees adopted a plan of liquidation to take effect on July 1, 2002 whereby any dividend distributions declared to shareholders after that date and up to the Trust's termination date will be deemed to be liquidating distributions.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

TCW/DW Term Trust 2002
LETTER TO THE SHAREHOLDERS [] MARCH 31, 2002 continued

We appreciate your ongoing support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

TCW/DW Term Trust 2002
RESULTS OF ANNUAL MEETING


                                     * * *

On December 18, 2001, an annual meeting of the Trust's shareholders was held for the purpose of electing Trustees, the results of which were as follows:



(1)  Election of Trustees:

     Edwin J. Garn
     For .......................................................  28,858,044
     Withheld ..................................................     277,709

     Michael E. Nugent
     For .......................................................  28,864,461
     Withheld ..................................................     271,292

     Philip J. Purcell
     For .......................................................  28,828,998
     Withheld ..................................................     306,755

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and John L. Schroeder.

TCW/DW Term Trust 2002
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                             COUPON     MATURITY
 THOUSANDS                                                                              RATE        DATE         VALUE
-----------                                                                            ------     --------       -----
            Collateralized Mortgage Obligations (61.1%)
            U.S. Government Agencies (37.7%)
 $ 21,690   Federal Home Loan Mortgage Corp. 1465 G (PAC) .........................      7.00 %   12/15/07   $22,408,022
    6,025   Federal Home Loan Mortgage Corp. 1481 H (PAC) .........................      6.875    08/15/21     6,111,490
      956   Federal Home Loan Mortgage Corp. 1519 J ...............................     23.053+   05/15/08     1,062,300
    4,877   Federal Home Loan Mortgage Corp. 1542 HA (PAC) ........................      6.00     10/15/20     4,944,503
    2,536   Federal Home Loan Mortgage Corp. 1609 LG (PAC) ........................     13.135+   11/15/23     2,500,547
    4,453   Federal Home Loan Mortgage Corp. 1611 QB (PAC) ........................     22.313+   11/15/23     4,929,939
   15,075   Federal Home Loan Mortgage Corp. 1633 B ...............................      6.50     09/15/23    15,416,179
   17,620   Federal Home Loan Mortgage Corp. 1638 K (PAC) .........................      6.50     03/15/23    18,204,933
   29,580   Federal Home Loan Mortgage Corp. 2143 CH (PAC) ........................      6.00     02/15/19    30,253,956
    4,642   Federal Home Loan Mortgage Corp. 2085 PA (PAC) ........................      6.00     07/15/17     4,724,675
    1,796   Federal National Mortgage Assoc. 1992-208 C (TAC) .....................      7.50     10/25/07     1,796,672
    8,333   Federal National Mortgage Assoc. 1993-139 SP (PAC) ....................     17.82 +   12/25/21     9,083,205
    6,404   Federal National Mortgage Assoc. 1993-179 SV ..........................     19.00 +   10/25/21     6,885,926
   17,220   Federal National Mortgage Assoc. 1993-190 S ...........................     10.589+   10/25/08    17,843,627
    5,814   Federal National Mortgage Assoc. 1993-238 SA ..........................     14.378+   07/25/08     6,359,342
                                                                                                             -----------
            Total U.S. Government Agencies (Cost $146,181,400).....................                          152,525,316
                                                                                                             -----------
            Private Issues (23.4%)
    9,022   Bear Stearns Mortgage Securities, Inc. 1993-10 A7 (PAC) ...............      7.20     07/25/24     9,073,231
   13,510   CMC Securities Corp. III 1994-C A9 (PAC) ..............................      6.75     03/25/24    13,554,390
   11,232   CountryWide Funding Corp. 1994-4 A12 ..................................      6.95     04/25/24    11,062,893
   23,964   General Electric Capital Mortgage Services, Inc. 1994-6 A9 ............      6.50     09/25/22    24,341,894
   12,311   Prudential Home Mortgage Securities 1993-2 A7 .........................      7.00     02/25/08    12,542,871
   12,073   Prudential Home Mortgage Securities 1993-60 A3 (PAC) ..................      6.75     12/25/23    12,096,742
   12,107   Residential Funding Mortgage Securities I 1993-S40 A8 (TAC) ...........      6.75     11/25/23    12,248,567
                                                                                                             -----------
            Total Private Issues (Cost $92,483,930)................................                           94,920,588
                                                                                                             -----------
            Total Collateralized Mortgage Obligations (Cost $238,665,330)..........                          247,445,904
                                                                                                             -----------
            U.S. Government Agency Mortgage Pass-Through Securities (1.8%)
    6,129   Federal National Mortgage Assoc. ARM ..................................      6.125    04/01/30     6,234,722
    1,164   Government National Mortgage Assoc. II ARM ............................      6.375    06/20/25     1,187,442
                                                                                                             -----------
            Total U.S. Government Agency Mortgage Pass-Through Securities
            (Cost $7,296,646) .....................................................                            7,422,164
                                                                                                             -----------


                        See Notes to Financial Statements

TCW/DW Term Trust 2002
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                  COUPON    MATURITY
 THOUSANDS                                                                   RATE       DATE           VALUE
-----------                                                                 ------    --------         -----
            Tax-Exempt Municipal Bonds (9.8%)
            Industrial Development Revenue (3.4%)
            Metropolitan Pier & Exposition Authority, Illinois,
  $ 6,610     McCormick Place (Ambac) ...................................   0.00%      06/15/02    $  6,580,321
    7,400     McCormick Place (Ambac) ...................................   0.00       12/15/02       7,285,078
                                                                                                   ------------
                                                                                                     13,865,399
                                                                                                   ------------
            Other Revenue (2.5%)
   10,400   Texas, 1992 Refg Ser C (FGIC) ...............................   0.00       04/01/03      10,152,792
                                                                                                   ------------
            Tax Allocation Revenue (3.9%)
   33,140   Johnson County, Kansas, (Ambac) .............................   0.00       06/01/12      15,612,585
                                                                                                   ------------
            Total Tax-Exempt Municipal Bonds (Cost $39,024,048)..........                            39,630,776
                                                                                                   ------------
            Short-Term Investments (27.0%)
            Commercial Paper (a) (16.6%)
            Diversified Manufacturing (0.5%)
    1,000   General Electric Co. ........................................   1.79       04/03/02         999,751
    1,000   General Electric Co. ........................................   1.82       05/20/02         997,371
                                                                                                   ------------
                                                                                                      1,997,122
                                                                                                   ------------
            Energy (0.6%)
    2,300   Chevron Corp. ............................................... 1.78         04/02/02       2,299,545
                                                                                                   ------------
            Finance - Corporate (4.7%)
   17,000   Ciesco, L. P. ............................................... 1.79         04/19/02      16,982,249
    2,000   Ciesco, L. P. ............................................... 1.80         05/01/02       1,996,700
                                                                                                   ------------
                                                                                                     18,978,949
                                                                                                   ------------
            Finance/Rental/Leasing (4.9%)
   20,000   International Lease Finance Corp. ........................... 2.02         08/09/02      19,849,622
                                                                                                   ------------
            Financial Conglomerates (0.7%)
    3,000   General Electric Capital Corp. .............................. 1.82         07/11/02       2,984,075
                                                                                                   ------------
            Foods and Beverages (2.7%)
    4,000   Nestle Capital Corp. ........................................ 1.80         04/24/02       3,994,800
    7,000   Nestle Capital Corp. ........................................ 1.95         08/22/02       6,944,263
                                                                                                   ------------
                                                                                                     10,939,063
                                                                                                   ------------



                        See Notes to Financial Statements

TCW/DW Term Trust 2002
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON      MATURITY
 THOUSANDS                                                                     RATE         DATE          VALUE
-----------                                                                   ------      ---------       -----
            Investment Banks/Brokers (2.5%)
 $ 10,000   Salomon Smith Barney Inc. ....................................     1.79%       04/02/02  $  9,998,011
                                                                                                      -----------
            Pharmaceuticals: Major (0.0%)
      104   Schering Corp. ...............................................     1.80        04/19/02       103,891
                                                                                                      -----------
            Total Commercial Paper (Cost $67,162,475) ....................                             67,150,278
                                                                                                      -----------
            U.S. Government Agencies (a) (9.4%)
   15,000   Federal Home Loan Mortgage Corp. .............................     2.14        12/13/02    14,768,167
    5,500   Federal National Mortgage Assoc. .............................     1.855       06/12/02     5,478,461
    5,000   Federal National Mortgage Assoc. .............................     1.82        08/07/02     4,966,633
   11,000   Federal National Mortgage Assoc. .............................     1.85        08/21/02    10,917,470
    2,000   Federal National Mortgage Assoc. .............................     2.12        11/29/02     1,971,027
                                                                                                      -----------
            Total U.S. Government Agencies (Cost $38,110,202).............                             38,101,758
                                                                                                      -----------
            Repurchase Agreement (1.0%)
    4,205   The Bank of New York (dated 03/28/02; proceeds $4,205,590) (b)
            (Cost $4,204,831).............................................     1.625       04/01/02     4,204,831
                                                                                                      -----------
            Total Short-Term Investments (Cost $109,477,508)..............                            109,456,867
                                                                                                      -----------
            Total Investments (Cost $394,463,532) (c) ....................                   99.7%    403,955,711
            Other Assets In Excess of Liabilities ........................                    0.3       1,256,018
                                                                                             ----     -----------
            Net Assets ...................................................                  100.0%   $405,211,729
                                                                                            =====     ===========

------------
ARM     Adjustable rate mortgage.
PAC     Planned Amortization Class.
TAC     Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate. Rate shown is the rate in effect at March 31, 2002.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,474,707 U.S. Treasury Note 3.5% due 11/15/06 valued at $4,288,936.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $9,750,608 and the aggregate gross unrealized depreciation is $258,429, resulting in net unrealized appreciation of $9,492,179.

Bond Insurance:
--------------
Ambac   Ambac Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.



                        See Notes to Financial Statements

TCW/DW Term Trust 2002
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2002 (unaudited)



Assets:
Investments in securities, at value
 (cost $394,463,532)..............................................    $403,955,711
Interest receivable ..............................................       1,600,555
Prepaid expenses .................................................          16,833
                                                                      ------------
  Total Assets ...................................................     405,573,099
                                                                      ------------
Liabilities:
Payable for:
  Management fee .................................................         160,791
  Investment advisory fee ........................................         107,194
Accrued expenses .................................................          93,385
Contingencies (Notes 8) ..........................................               -
                                                                      ------------
  Total Liabilities ..............................................         361,370
                                                                      ------------
  Net Assets .....................................................    $405,211,729
                                                                      ============
Composition of Net Assets:
Paid-in-capital ..................................................    $362,795,406
Net unrealized appreciation ......................................       9,492,179
Accumulated undistributed net investment income ..................      33,604,858
Accumulated net realized loss ....................................        (680,714)
                                                                      ------------
  Net Assets .....................................................    $405,211,729
                                                                      ============
Net Asset Value Per Share
 37,876,061 shares outstanding (unlimited shares authorized of
   $.01 par value) ...............................................          $10.70
                                                                            ======



                        See Notes to Financial Statements

TCW/DW Term Trust 2002
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended March 31, 2002 (unaudited)



Net Investment Income:
Interest Income ...............................    $ 13,204,328
                                                   ------------
Expenses
Management fee ................................         793,574
Investment advisory fee .......................         529,049
Transfer agent fees and expenses ..............          79,041
Professional fees .............................          26,574
Shareholder reports and notices ...............          15,571
Registration fees .............................          11,459
Custodian fees ................................           7,756
Trustees' fees and expenses ...................           6,218
Other .........................................          25,226
                                                   ------------
  Total Expenses ..............................       1,494,468
  Net Investment Income .......................      11,709,860
                                                   ------------
Net change in unrealized appreciation .........      (6,151,390)
                                                   ------------
Net Increase ..................................    $  5,558,470
                                                   ============



                        See Notes to Financial Statements

TCW/DW Term Trust 2002
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                           FOR THE SIX         FOR THE YEAR
                                                                          MONTHS ENDED            ENDED
                                                                         MARCH 31, 2002     SEPTEMBER 30, 2001
                                                                        ----------------   -------------------
                                                                           (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income ...............................................     $ 11,709,860        $  23,247,707
Net realized loss ...................................................                -             (366,454)
Net change in unrealized appreciation/depreciation ..................       (6,151,390)          28,558,647
                                                                          ------------        -------------
  Net Increase ......................................................        5,558,470           51,439,900
Dividends to shareholders from net investment income ................       (9,090,103)         (18,194,340)
Decrease from transactions in shares of beneficial interest .........                -           (1,774,725)
                                                                          ------------        -------------
  Net Increase (Decrease) ...........................................       (3,531,633)          31,470,835
Net Assets:
Beginning of period .................................................      408,743,362          377,272,527
                                                                          ------------        -------------
End of Period
(Including accumulated undistributed net investment income of
$33,604,858 and $30,985,101, respectively)...........................     $405,211,729        $ 408,743,362
                                                                          ============        =============



                        See Notes to Financial Statements

TCW/DW Term Trust 2002
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002 (unaudited)


1. Organization and Accounting Policies
TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW Term Trust 2002
NOTES TO FINANCIAL STATEMENTS [] March 31, 2002 (unaudited) continued

D. Dividends and Distributions To Shareholders - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Management/Investment Advisory Agreements
Pursuant to a Management Agreement, the Trust pays Morgan Stanley Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.


Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3. Security Transactions and Transactions with Affiliates The proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2002 were as follows:




                                                                 SALES/
                                                               PREPAYMENTS
                                                              --------------
U.S. Government Agencies ..................................    $43,760,373
Private Issue Collateralized Mortgage Obligations .........     38,460,038

Morgan Stanley Trust, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 2002, the Trust had transfer agent fees and expenses payable of approximately $2,560.

TCW/DW Term Trust 2002
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002 (unaudited) continued

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                                                                                               CAPITAL
                                                                                                               PAID IN
                                                                                              PAR VALUE       EXCESS OF
                                                                                SHARES        OF SHARES        PAR VALUE
                                                                            --------------   -----------   ---------------
Balance, September 30, 2000 .............................................     38,060,861      $ 380,608     $364,189,523
Treasury shares purchased and retired (weighted average discount 4.25%)*        (184,800)       (18,480)      (1,756,245)
                                                                              ----------      ---------     ------------
Balance, September 30, 2001 and March 31, 2002 ..........................     37,876,061      $ 362,128     $362,433,278
                                                                              ==========      =========     ============

------------
* The Trustees have voted to retire the shares purchased.


5. Reverse Repurchase and Dollar Roll Agreements
Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

At March 31, 2002, there were no reverse repurchase agreement outstanding.


6. Dividends
The Trust declared the following dividends from net investment income:





    DECLARATION         AMOUNT           RECORD             PAYABLE
       DATE           PER SHARE           DATE                DATE
------------------   -----------   -----------------   -----------------
  March 26, 2002       $ 0.04        April 5, 2002       April 19, 2002

On April 25, 2002, the Trust's Board of Trustees adopted a plan of liquidation to take effect on July 1, 2002 whereby any dividend distributions declared to shareholders after that date and up to the Trust's termination date will be deemed liquidating distributions.


7. Federal Income Tax Status
At September 30, 2001, the Trust had a net capital loss carryover of approximately $31,000 which will be available to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $649,000 during fiscal 2001.

TCW/DW Term Trust 2002
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002 (unaudited) continued

As of September 30, 2001, the Trust had temporary book/tax differences attributable to post-October losses.


8. Litigation
Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against the two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgement on the pleadings. In August, 1997, plaintiffs filed a motion for the class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." The class has been settled subject to judical approval following a fairness hearing. On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000. The case was subsequently removed to Florida state court and the litigation remains pending. Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW Term Trust 2002
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                 FOR THE SIX                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                 MONTHS ENDED   -----------------------------------------------------------------
                                                MARCH 31, 2002       2001        2000           1999           1998       1997
                                                --------------  ------------ ------------- ------------- ------------- ----------
                                                   (unaudited)
Selected Per Share Data:
Net asset value, beginning of period ..........     $ 10.79      $    9.91     $    9.92     $    10.66   $    9.89    $   9.18
                                                  ---------      ----------    ----------    ----------   ----------   ---------
Income (loss) from investment operations:
 Net investment income ........................        0.31           0.61          0.58           0.74        0.72        0.74
 Net realized and unrealized gain (loss) ......       (0.16)          0.75         (0.02)         (0.81)       0.67        0.62
                                                  ---------      ----------    ----------    -----------  ----------   ---------
Total income (loss) from investment
 operations ...................................        0.15           1.36          0.56          (0.07)       1.39        1.36
                                                  ---------      ----------    ----------    -----------  ----------   ---------
Less dividends and distributions from:
 Net investment income ........................      (0.24)          (0.48)        (0.59)         (0.66)      (0.66)      (0.68)
 Net realized gain ............................          -               -             -          (0.03)          -       (0.02)
                                                  ---------      ----------    ----------    -----------  ----------   ---------
Total dividends and distributions .............      (0.24)          (0.48)        (0.59)         (0.69)      (0.66)      (0.70)
                                                  ---------      ----------    ----------    -----------  ----------   ---------
Anti-dilutive effect of acquiring treasury
 shares .......................................          -               -          0.02           0.02        0.04        0.05
                                                  ---------      ----------    ----------    -----------  ----------   ---------
Net asset value, end of period ................    $ 10.70       $   10.79     $    9.91     $     9.92   $   10.66    $   9.89
                                                  =========      ==========    ==========    ===========  ==========   =========
Market value, end of period ...................    $ 10.53       $   10.55     $   9.375     $    9.375   $   9.875    $  9.125
                                                  =========      ==========    ==========    ===========  ===========  ==========
Total Return+ ................................        2.09%(1)       18.03%         6.54%          1.90%      16.04%      21.81%
Ratios to Average Net Assets:
Operating expenses ............................       0.73%(2)        0.74%         0.75%          0.77%       0.78%       0.78%
Interest expense ..............................          -            0.47%         2.06%          1.27%       1.79%       2.19%
Net expenses ..................................       0.73%(2)        1.21%         2.81%          2.04%       2.57%       2.97%
Net investment income .........................       5.75%(2)        5.90%         6.00%          7.08%       6.81%       7.51%
Supplemental Data:
Net assets, end of period, in thousands .......   $405,212        $408,743      $377,273       $391,539    $435,627    $429,328
Portfolio turnover rate .......................          -              -++           4%            17 %          -++         -

------------
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.
++      Less than 0.5%.
(1)     Not annualized.
(2)     Annualized.



                        See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo                                     [TCW/DW logo]
Chairman and Chief Executive Officer
                                                           TERM TRUST 2002
Mitchell M. Merin
President
                                                          [GRAPHIC OMITTED]
Barry Fink
Vice President, Secretary and General Counsel

Phillip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President
                                                            SEMIANNUAL REPORT
Thomas F. Caloia                                            MARCH 31, 2002
Treasurer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

MANAGER
Morgan Stanley Services Company Inc.
c/o Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angles, CA 90017

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.


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